--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                               SemiAnnual Report
                            Latin America Stock Fund
--------------------------------------------------------------------------------
                                 April 30, 1997
--------------------------------------------------------------------------------

Report Highlights
================================================================================

o Led by Brazil and Argentina, Latin American markets rebounded sharply during the six months ended April 1997.

o The Latin America Fund rose 24.94% for the six-month period, exceeding its Lipper peer group average but not the Morgan Stanley benchmark index.

o    The  fund  benefited  from  its  overweighted   position  in  Brazil,   but
     performance was hurt somewhat by exposure to smaller companies, which underperformed. * Our country allocations were largely unchanged; Brazil remained the largest commitment at 47% of net assets.

o In the past year, Latin American investors have had a major dose of the volatility that characterizes these markets. Nevertheless, we believe the region's many favorable trends underscore its long-term investment potential.

Fellow Shareholders
================================================================================

     Latin American markets performed strongly over the six months ended April 1997, buoyed by the twin themes of economic recovery and market-oriented policy reform. Over this period, your fund rose 24.94%, slightly trailing the MSCI Latin America Index and exceeding its Lipper peer group average.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 4/30/97                         6 Months            12 Months
--------------------------------------------------------------------------------
Latin America Fund                               24.94%               29.39%
MSCI EMFLatin America Index                      25.86                33.28
Lipper Latin America
Funds Average                                    23.61                30.38
================================================================================

     Relative to the index, your fund benefited from its overweighted position in the Brazilian market, which was up 38.45%, and from its underweighting in the Chilean market, which rose only 5.13%. On the other hand, performance was held back by exposure to smaller companies, which underperformed. Following an intensive round of company visits, we gradually pared the fund's overall holdings of smaller companies to around 9% as of the end of April. For the 12-month period, the fund's return was in line with the Lipper average but trailed the index, as shown in the table.

Portfolio Review

     As background for our discussion of investment strategy in the various Latin American markets, we thought it would be helpful to show some of their economic and financial statistics (see table on page 2).

     In BRAZIL, the sale of the government's controlling interest in the giant diversified mining company, CVRD, represented another important landmark in the nation's huge privatization program, which is forecast to transfer more than $50 billion of assets to the private sector over the coming three years. T he next stage of the privatization program will focus primarily on telecommunications, electricity, roads, and ports and will attract much-needed capital to the country's infrastructural requirements, as well as provide significant funds to reduce government debt. TELECOMUNICACOES BRASILEIRAS (TELEBRAS), the government-controlled telecommunications holding company and your fund's largest holding (16.4% of net assets), is set to be a prime beneficiary of the privatization process; its stock rose 54% over the six months ended April 30. Despite strong capital inflows that are more than covering the current account deficit, the government is concerned over galloping import growth at a time when exports have been subdued, and announced an increase in taxes on consumer credit in an attempt to slow down consumption of durable goods. We see the economy slowing to around 4% GDP growth in 1997. We added to UNIBANCO, Brazil's third-largest private sector bank, and reduced weightings in USIMINAS, a flat steel producer.

================================================================================
Economic Statistics
--------------------------------------------------------------------------------
Percent change from previous year

                        Argentina        Brazil      Chile      Mexico    Peru
--------------------------------------------------------------------------------
Real GDP
As of 4th Q 1996              9.2%          5.4%       7.7%        7.6%    8.5%

Industrial Production
As of 2/97                    7.9           2.9        7.2         8.2     4.1

Inflation
As of 3/97                    1.0           9.0        6.8        24.5     9.3

Current account balance
as percent of GDP
1997 forecast                -1.9          -3.8       -3.5        -1.7    -5.3
================================================================================

     Strong GDP numbers in MEXICO masked continued weakness from consumers, whose real wages have fallen around 30% since the peso crisis at the end of 1994. Supermarket store sales in the first two months of the year, for example, fell 1.1% compared with the same period the year before. Although the peso has been almost unchanged for 18 months (a period when domestic prices have increased over 30%), exporters continue to do well and the trade balance remains in positive territory. Inflation has fallen steadily. Although prices still increased 24.5% for the year ended March 31, we see this coming down to around 15% by the end of 1997. On a political front, uncertainty surrounds Congressional elections in July, in which the ruling PRI faces the prospect of losing control of Congress for the first time since 1919. On the other hand, the market was relieved by the removal of the annual threat of decertification by the U.S., following the decision by the Zedillo administration to dismantle the ineffective and corrupt anti-drug agency. Mexico remained our second-largest holding at 20% of net assets. We sold some smaller-company stocks during the past six months, including Pepsi bottler EMBOTELLADORES DEL VALLE ANAHUAC (EMVASA), but otherwise made no significant changes to the position.

================================================================================
Market Performance
--------------------------------------------------------------------------------
(In U.S. Dollar Terms)
Periods Ended 4/30/97                      6 Months              12 Months
--------------------------------------------------------------------------------
Argentina                                     28.39%                 24.24%
Brazil                                        38.45                  65.12
Chile                                          5.13                   4.63
Mexico                                        17.13                  11.44
Peru                                          18.75                  15.45
Venezuela                                      8.64                  63.27
--------------------------------------------------------------------------------
Source: FAME Information Services, Inc.; using MSCI indices.
================================================================================

     Nowhere  has  economic  recovery  been as  abrupt  as in  ARGENTINA,  which currently enjoys one of the world's fastest annual growth rates (although measured off a low base) as well as one of the world's lowest inflation rates. Encouragin gly, the trade balance has not deterio-rated despite this recent surge of economic activity. Nevertheless, as trade expands among the Mercosur countries (currently Brazil, Argentina, Paraguay, and Uruguay), so the interrelationships between their economies will increase. Thus, a slowing Brazilian economy will undoubtedly affect Argentina's export performance. As in Mexico, the ruling party is facing the uncertainty of Congressional elections later in the year, and, at a time when the unemployment rate of 17.3% is one of the highest in the world, the reform process will inevitably come under intense scrutiny. That said, the country's hyperinflationary history should strengthen resolve to continue on the current path. Your fund's stock selection in this market continues to focus on the oil and gas, telecommunications, and banking sectors.

     CHILE is the model on which the rest of the region is basing its economic policy initiatives. Following a prolonged period of market-oriented restructuring, long-term GDP growth potential in Chile is in the 5% to 6% range per year, substantially higher than the rest of the region. Nevertheless, the electricity sector, which accounts for around 35% of the MSCI Chilean Index, has been held back by exceptionally severe drought conditions and the expectation of excess supply over the next few years. Moreover, electricity distribution margins, which are regulated, are set to fall by up to 10% during the course of the year. It is difficult to find interesting growth situations at reasonable valuations in this market, and we have remained very underweighted.

     GEOGRAPHIC DIVERSIFICATION [Edgar description: pie chart showing Brazil 47%, Mexico 20%, Argentina 12%, Chile 7%, Peru 1%, Venezuela 1%, Other and Reserves 12%]

     In PERU, the hostage situation proved irrelevant to the stock market. More important issues were the pickup in the economy following a fairly sharp and unexpected slowdown in the second half of 1996, and the signing of a Brady deal that paves the way for further debt restructuring and access to cheaper capital. With Fujimori's popularity soaring, there is a decent chance that he will be elected for a third term (although the Constitution would have to be changed once again), which would be viewed positively by the market. Your fund purchased shares in CREDICORP, Peru's leading bank.

     Inflation in VENEZUELA remains easily the highest in the region, hitting 64.9% for the 12 months ended April 30. In May, minimum wages were increased more than 40%, and it seems unlikely that the government inflation target of 35% in 1997 will be achievable. The currency has been remarkably stable since the devaluation of April 1996, and at some stage the government will have to attempt an orderly currency depreciation in line with inflation. The International Monetary Fund has extended its period of surveillance and will be focusing on a continuation of liberalization measures in the public sector, the removal of gasoline subsidies, and reduced import tariffs. Your fund maintained its small holdings in the recently privatized telecom monopoly COMPANIA ANONIMA NACIONAL TELEFONOS DE VENEZUELA (CANTV) and margarine and mayonnaise producer MAVESA.

Outlook

     The market-oriented reform process, led by Brazil's massive privatization program, is attracting huge amounts of foreign capital into the region, in both direct and portfolio investment inflows. Related to this, regional economies have recovered remarkably quickly from the recession and loss of confidence triggered by the peso crisis at the end of 1994. Short-term risks include the possibility that the surge of growth translates into current account pressures or that disaffection with the reform process forces governments to change course on their economic policies.

     Stock market performance in Latin American countries has been, and will continue to be, highly volatile. Nevertheless, we see forces at workNradical economic and financial reform, increasing intra-regional trade, strong corporate earnings growth, and reasonable valuationsNcapable of driving stock returns higher over time. We believe the region's potential will reward the patient investor.

Respectfully submitted,

[Signature]

Martin G. Wade
President
May 20, 1997

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Industry Diversification
                                                 Percent of           Percent of
                                                 Net Assets           Net Assets
                                                   10/31/96             4/30/97
--------------------------------------------------------------------------------
Services                                               36.7%               37.0%
Energy                                                 18.5                19.5
Consumer Goods                                         13.8                11.2
Finance                                                11.2                 8.9
Materials                                              11.9                 8.5
Multi-industry                                          3.4                 3.3
Miscellaneous                                             -                   -
Reserves                                                4.5                11.6
Total                                                 100.0%              100.0%
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         4/30/97
--------------------------------------------------------------------------------
Telecomunicacoes Brasileiras, Brazil ................................      16.4%
Cemex, Mexico .......................................................       3.7
Cia Energetica Minas Gerais, Brazil .................................       3.6
Telefonica de Argentina, Argentina ..................................       3.5
Eletrobras, Brazil ..................................................       3.4
Petrol Brasileiros, Brazil ..........................................       3.3
Telecomunicacoes de Sao Paulo, Brazil ...............................       3.3
Perez Companc, Argentina ............................................       3.0
Brahma, Brazil ......................................................       2.9
Telefonos de Mexico, Mexico  ........................................       2.9
Cifra, Mexico .......................................................       2.9
YPF Sociedad Anonima, Argentina .....................................       2.1
Banco Bradesco, Brazil ..............................................       2.0
Kimberly-Clark Mexico, Mexico .......................................       1.9
Panamerican Beverages, Mexico .......................................       1.8
Banco Frances del Rio, Argentina ....................................       1.8
Empresa Nacional de Electricidad, Chile .............................       1.6
Chilectra, Chile ....................................................       1.5
Companhia Siderurgica Nacional, Brazil ..............................       1.5
Grupo Financiero Banamex, Mexico ....................................       1.4
Cia Cimento Portland Itau, Brazil ...................................       1.4
Grupo Modelo, Mexico ................................................       1.3
Unibanco, Brazil ....................................................       1.3
Banco Itau, Brazil ..................................................       1.1
Compania Anonima Nacional Telefonos de Venezuela, Venezuela .........       1.1
--------------------------------------------------------------------------------
Total ...............................................................      70.7%
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Latin America Fund SEC Chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                             Since    Inception
Periods Ended 4/30/97          1 Year        3 Years     Inception         Date
Latin America Fund              29.39%          5.33%         0.77%    12/29/93
--------------------------------------------------------------------------------
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

Unaudited
================================================================================
                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                 6 Months                   Year                                      12/29/93
                                                    Ended                  Ended                                            to
                                                  4/30/97               10/31/96               10/31/95               10/31/94
NET ASSET VALUE
Beginning of period ....................       $     8.14             $     6.49             $    10.32             $    10.00
Investment activities
      Net investment income ............             0.12                   0.10                   0.05                  (0.03)
      Net realized and
      unrealized gain (loss) ...........             1.88                   1.60                  (3.92)                  0.29
      Total from
      investment activities ............             2.00                   1.70                  (3.87)                  0.26
Distributions
      Net investment income ............            (0.11)                 (0.06)                  --                     --
      Net realized gain ................            (0.03)                  --                     --                     --
      Total distributions ..............            (0.14)                  --                     --                     --
Redemption fees added
      to paid-in-capital ...............             --                     0.01                   0.04                   0.06
NET ASSET VALUE
End of period ..........................       $    10.00             $     8.14             $     6.49             $    10.32
Ratios/Supplemental Data
Total return ...........................            24.94%                 26.52%                (37.11)%                 3.20%
Ratio of expenses to
average net assets .....................             1.48%+                 1.66%                  1.82%                  1.99%+
Ratio of net investment
income to average
net assets .............................             3.08%+                 1.29%                  0.76%                 (0.35)%+
Portfolio turnover rate ................             31.3%+                 22.0%                  18.9%                  12.2%+
Average commission
rate paid ..............................       $   0.0001             $   0.0001                     $-                     $-
Net assets, end of period
(in thousands) .........................       $  355,682             $  213,691             $  148,600             $  198,435
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited                                                         April 30, 1997
================================================================================
Statement of Net Assets
                                                          Shares/Par       Value
                                                                    In thousands

ARGENTINA  11.7%
Common Stocks  11.7%
Banco Frances del Rio ADR (USD) ..................        206,498 $        6,272
Enron Global Power & Pipeline (USD) ..............           45,648        1,347
Perez Companc (Class B) ..........................        1,325,474       10,751
Telecom Argentina Stet (Class B) ADR (USD) .......           46,370        2,318
Telefonica de Argentina (Class B) ADR (USD) ......          376,707       12,526
Transportadora de Gas del Sur ADS (USD) ..........           89,870        1,123
YPF Sociedad Anonima (Class D) ADR (USD) .........          267,304        7,384
Total Argentina (Cost $35,597) ...................                        41,721

BRAZIL 46.9%
Common Stocks 7.5%
Cia Paranaense de Energia Copel ..................       88,489,000        1,364
Cia Paulista de Forca e Luz ......................        4,655,000          722
Companhia de Electricidade do Estado de
Rio de Janeiro * .................................    1,294,989,000          816
Companhia Siderurgica Nacional ...................      146,335,393        5,227
Eletrobras .......................................       26,973,863       12,200
Telecomunicacoes Brasileiras .....................       53,416,000        5,751
Telecomunicacoes de Minas Gerais * ...............          279,267           40
Telecomunicacoes de Sao Paulo * ..................        1,457,616          403
                                                                          26,523
Preferred Stocks 39.4%
Banco Bradesco ...................................      860,677,509        7,122
Banco Itau .......................................        7,489,000        4,049
Banco Nacional ...................................       53,568,000            -
Brahma ...........................................       15,299,555       10,408
Brasmotor ........................................        5,972,000        1,432
Centrais Electricas de Santa Catarina * ..........          565,000          797
Cia Brasileira de Petroleo Ipiranga ..............       36,899,000          574
Cia Cimento Portland Itau ........................       14,048,507        4,954
Cia Energetica Minas Gerais * ....................      131,438,595        5,993
Cia Energetica Minas Gerais ADR (144a) (USD) * ...           10,283          467
Cia Energetica Minas Gerais ADR,
         Sponsored, Nonvoting (USD) * ............          142,043        6,445
Cia Energetica Minas Gerais ADR, Cv. (USD) * .....            2,258          103
Cia Paulista de Forca e Luz ......................           27,050     $      4
Dixie Toga .......................................          562,023          423
Electricidade de Sao Paulo * .....................        6,758,000        1,357
Globex Utilidades ................................           49,000          875
Lojas Americanas * ...............................      130,180,000        1,848
Lojas Renner .....................................       16,043,000          965
Multibras Eletrodomesticos .......................          353,000          418

Pao de Acucar GDR (USD) ..........................           68,000        1,343
Petrol Brasileiros ...............................       55,743,711       11,741
Telecomunicacoes Brasileiras .....................        1,136,294          130
Telecomunicacoes Brasileiras ADR (USD) ...........          454,109       52,109
Telecomunicacoes Brasileiras ADR (144a) (USD) ....            3,342          384
Telecomunicacoes de Minas Gerais .................       17,013,000        2,710
Telecomunicacoes de Sao Paulo ....................       39,890,733       11,328
Telecomunicacoes do Parana .......................        1,600,000        1,098
Telecomunicacoes do Rio de Janeiro ...............       17,386,000        2,894
Unibanco .........................................      121,432,151        4,486
Usiminas .........................................    2,772,829,779        3,285
Usiminas ADR (144a) (USD) ........................           47,500          558
                                                                         140,300
Total Brazil (Cost $111,587) .....................                       166,823

CHILE  7.0%
Common Stocks  7.0%
Chile Fund (USD) .................................           40,000          970
Chilectra ADR (144a) (USD) .......................           86,436        5,316
Chilgener ADS (USD) ..............................          123,046        3,507
Chilquinta ADR (USD) .............................           34,000          527
Compania Cervecerias Unidas ADS (USD) ............           76,710        1,707
Compania de Telecomunicaciones de Chile ADR (USD)            99,269        3,214
Empresa Nacional de Electricidad ADS (USD) .......          294,686        5,673
Enersis ADS (USD) ................................           80,940        2,549
Santa Isabel ADR (USD) ...........................           28,000          682
Sociedad Quimica Minera de Chile (Class B) ADR (USD)          9,425          558
Total Chile (Cost $23,944) .......................                        24,703

GUATEMALA 0.2%
Common Stocks 0.2%
Basic Petroleum (USD) ............................           20,200     $    634
Total Guatemala (Cost $226) ......................                           634

MEXICO 19.9%
Common Stocks 19.9%
Apasco ...........................................           99,796          590
Banco Quadrum ADR (USD) ..........................           69,100          242
Cemex ............................................          580,000        1,905
Cemex (Class B) ..................................          905,746        3,328
Cemex ADS (USD) ..................................        1,185,575        7,854
Cifra (Class B) ADR (USD) ........................        6,739,018       10,142
Coca-Cola Femsa ADR (USD) ........................           28,000          977
Control Commercial Mexicana,
  Units (Each unit consists of 3 'B'
shares and 1 'C' share) ..........................          659,570          500
Corporacion Geo (Class B) ........................          218,000        1,012
Fomentos Economico Mexicano (Class B) ............          716,893        3,365

Gruma (Class B) * ................................          125,000          590
Grupo Elektra ....................................          203,539        1,903
Grupo Financiero Banamex (Class B) * .............        2,303,000        4,927
Grupo Financiero Banamex (Class L) * .............           41,100           82
Grupo Financiero Bancomer (Class B) GDS (USD) * ..            2,555           18
Grupo Financiero Bancomer (Class L) * ............            8,669            3
Grupo Financiero Bancomer ADS (144a) (USD) * .....            9,150           64
Grupo Financiero Inbursa (Class B) ...............          220,000          753
Grupo Industrial Maseca (Class B) * ..............        1,397,605        1,365
Grupo Modelo (Class C) ...........................          748,970        4,543
Grupo Televisa GDR (USD) * .......................           83,404        1,929
Interamericas Communications (USD)* ..............           28,000           68
Jugos de Valle (Class B) * .......................          388,940          600
Kimberly-Clark Mexico (Class A) ..................        1,846,941        6,717
Panamerican Beverages (Class A) (USD) ............          217,978        6,321
Seguros Comercial Americana (Class B) ............           94,500          285
Sigma Alimentos (Class B) ........................           49,800          535
Telefonos de Mexico (Class L) ADR (USD) ..........          248,888       10,267
Total Mexico (Cost $76,322) ......................                        70,885

PERU  1.4%
Common Stocks  1.4%
Cementos Lima ....................................           23,141     $    421
Credicorp (USD) ..................................           64,680        1,358
Minsur (Class T) .................................          110,751          456
Telefonica del Peru (Class B) ADS (USD) ..........          118,688        2,849
Total Peru (Cost $4,423) .........................                         5,084

VENEZUEL 1.3%
Common Stocks 1.3%
Compania Anonima Nacional Telefonos
     de Venezuela (Class D) ADR (USD) * ..........          129,200        3,876
Mavesa ADR (USD) .................................          104,436          718
Total Venezuela (Cost $4,165) ....................                         4,594

SHORT-TERM INVESTMENTS 7.5%
Commercial Paper 6.1%
Abbott Laboratories, 5.50%, 5/6/97 ...............    $   1,000,000          999
Asset Securitization Cooperative, 4(2), 5.53%, 6/4/97     5,000,000        4,974
Bex America Finance, 5.54%, 5/27/97 ..............        4,000,000        3,984
Great Lakes Chemical, 4(2), 5.56%, 5/27/97 .......        1,350,000        1,345
Kingdom of Sweden, 5.55%, 5/30/97 ................          350,000          348
Preferred Receivables Funding, 5.58%, 6/12/97 ....        5,000,000        4,967
Statoil (Den Norske Stats Oljeselskap), 5.55%, 5/1/97       350,000          350
Investments in Commercial Paper
               through a joint account, 5.60%, 5/1/97     4,775,751        4,776
                                                                          21,743
Other 1.4%
Commerzbank, CD, 5.54%, 5/22/97 ..................        5,000,000        5,000
                                                                           5,000
Total Short-Term Investments (Cost $26,743) 26,743

Total Investments in Securities
95.9% of Net Assets (Cost $283,007) $ ............                       341,187
Other Assets Less Liabilities ....................                        14,495
NET ASSETS .......................................                 $     355,682
Net Assets Consist of:
Accumulated net investment income -
net of distributions ........................................         $   3,719
Accumulated net realized gain/loss -
net of distributions ........................................           (51,121)
Net unrealized gain (loss) ..................................            58,171
Paid-in-capital applicable to 35,585,586
shares of $0.01 par value capital stock
outstanding; 2,000,000,000 shares
of the Corporation authorized ...............................           344,913
NET ASSETS ..................................................         $ 355,682
NET ASSET VALUE PER SHARE ...................................         $   10.00

*    Nonincome producing
4(2) Commercial  paper  sold  within  terms of a private  placement  memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased  pursuant to Rule 144a under the  Securities  Act of
     1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 1.9% of net assets.
CD   Certificate of Deposit
USD  U.S. dollar

Unaudited
================================================================================
Statement of Operations
                                                                    In thousands
                                                                        6 Months
                                                                           Ended
                                                                         4/30/97
--------------------------------------------------------------------------------

Investment Income

Income
    Dividend (net of foreign taxes of $ 151) .................         $  5,642
    Interest .................................................              382
    Total income .............................................            6,024

Expenses
    Investment management ....................................            1,421
    Shareholder servicing ....................................              373
    Custody and accounting ...................................              103
    Prospectus and shareholder reports .......................               17
    Registration .............................................               25
    Legal and audit ..........................................                6
    Directors ................................................                4
    Miscellaneous ............................................                7
    Total expenses ...........................................            1,956
Net investment income ........................................            4,068

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
    Securities ...............................................           (5,440)
    Foreign currency transactions ............................              (97)
    Net realized gain (loss) .................................           (5,537)

Change in net unrealized gain or loss
    Securities ...............................................           57,371
    Other assets and liabilities
    denominated in foreign currencies ........................                7
    Change in net unrealized gain or loss ....................           57,378
Net realized and unrealized gain (loss) ......................           51,841

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................         $ 55,909
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited
================================================================================
Statement of Changes in Net Assets
In thousands
                                                   6 Months               Year
                                                      Ended              Ended
                                                    4/30/97           10/31/96
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets

Operations
    Net investment income ...................     $   4,068          $   2,499
    Net realized gain (loss) ................        (5,537)           (29,540)
    Change in net unrealized gain or loss ...        57,378             65,785
    Increase (decrease) in net assets
    from operations .........................        55,909             38,744

Distributions to shareholders
    Net investment income ...................        (2,762)            (1,323)
    Net realized gain .......................          (753)              --
    Decrease in net assets from distributions        (3,515)            (1,323)

Capital share transactions *
    Shares sold .............................       136,335             96,325
    Distributions reinvested ................         3,342              1,236
    Shares redeemed .........................       (50,229)           (70,187)
    Redemption fees received ................           149                296
    Increase (decrease) in net assets
    from capital share transactions .........        89,597             27,670

Net Assets
Increase (decrease) during period ...........       141,991             65,091
Beginning of period .........................       213,691            148,600

End of period ...............................      $355,682           $213,691

*Share information
    Shares sold .............................        14,489             12,407
    Distributions reinvested ................           406                180
    Shares redeemed .........................        (5,562)            (9,239)
    Increase (decrease) in shares outstanding         9,333              3,348
================================================================================

The accompanying notes are an integral part of these financial statements.

Unaudited                                                         April 30, 1997
================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Short-term debt securities are valued at amortized cost which approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At April 30, 1997, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     COMMERCIAL PAPER JOINT ACCOUNT The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $97,968,000 and $39,547,000, respectively, for the six months ended April 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $45,003,000, of which $2,386,000 expires in 2002, $12,876,000 in 2003, and $29,741,000 in 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $283,007,000 and net unrealized gain aggregated $58,180,000, of which $74,411,000 related to appreciated investments and $16,231,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $297,000 was payable at April 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum International Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, Price Associates, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $356,000 for the six months ended April 30, 1997, of which $51,000 was payable at period-end.

     During the six months ended April 30, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $468,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.


================================================================================
T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

     IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

     TELE*ACCESS [REGISTRATION MARK] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

     T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

ACCOUNT SERVICES

     CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

     AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic asset builder. additionally, automatic exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

     AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

     INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     TO OPEN AN ACCOUNT Call a shareholder service representative for more \ information.

Investment Information

     COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by typeNstock, bond, and money market. Detail pages itemize account transactions by fund.

     SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     PERFORMANCE UPDATE This quarterly report reviews recent market develop-ments and provides comprehensive performance information for every T. Rowe Price fund.

     INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

     DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

================================================================================
T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity  Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Science & Technology
Small-Cap  Stock**
Small-Cap Value*
Spectrum Growth
Value

INTERNATIONAL/GLOBAL
Emerging   Markets  Stock
European  Stock
Global  Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC   TAX-FREE
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


                      FOR YIELD, PRICE, LAST TRANSACTION,
                         CURRENT BALANCE, OR TO CONDUCT
                         TRANSACTIONS, 24 HOURS, 7 DAYS
                 A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
                            1-800-638-2587 toll free

                                 FOR ASSISTANCE
                               WITH YOUR EXISTING
                              FUND ACCOUNT, CALL:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                          410-625-6500 Baltimore area

                          TO OPEN A DISCOUNT BROKERAGE
                         ACCOUNT OR OBTAIN INFORMATION,
                         CALL: 1-800-638-5660 toll free

                               INTERNET ADDRESS:
                               www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                     T. Rowe Price Latin America Stock Fund.

                               INVESTOR CENTERS:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

             T. Rowe Price Investment Services, Inc., Distributor.
                                F97-051  4/30/97